SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 2005

                        Commission File Number: 000-50146

                        Tornado Gold International Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               94-3409645
------                                                               ----------
(State of incorporation                     (I.R.S. Employer Identification No.)
or organization)

8600 Technology Way, Suite 118, Reno NV                                  89521
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(Address of principal executive offices)                             (Zip Code)


                                  775-852-3770
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act(17 CFR 240.13e-4(c))




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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 10, 2005, Tornado Gold International Corp., a Nevada corporation, (the "Registrant"), executed a letter agreement with Carl Pescio ("Pescio"), one of the Registrant's directors, pursuant to which the Registrant agrees to acquire ten mineral properties in Nevada. The property names include Golconda, North Battle Mountain, Dry Hills, Horseshoe Basin, Marr, Walti, West Whistler, South Lone Mountain, Brock, and Stargo.

These properties represent approximately 1,600 claims and are subject to availability, and are being acquired by the Registrant without warranty from Pescio. Each of the ten properties obligates the Registrant to a payment to Pescio of advance royalties of $35,000 per property, or $350,000 in the aggregate. Pursuant to the terms of the letter agreement, the Registrant becomes obligated to pay Pescio $50,000 upon execution of the letter agreement; that amount was paid on October 5, 2005. Pursuant to the agreement, the balance shall be paid as follows: $150,000 on November 30, 2005, and $150,000 on December 30, 2005. The Registrant does not anticipate any difficulty making these initial payments based on borrowings it has arranged from a private party.

The Registrant has also agreed to issue Pescio 100,000 shares of its common stock per property, payable either in grants of common stock, warrants or options to purchase that common stock; the form of these issuances is to be determined. The letter agreement is attached hereto as an exhibit, and contains the form of the lease/purchase agreement that shall pertain to each individual property.

ITEM 8.01 OTHER EVENTS

Reference is made to the Registrant's press releases dated October 3, 2005 and October 25, 2005.



INDEX TO EXHIBITS

10.1     Letter Agreement dated November 10, 2005
99.1     Press Release dated October 3, 2005
99.2     Press Release dated October 25, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Tornado Gold International Corp.


November 10, 2005                      By: /s/ Earl W. Abbott
                                           -----------------------------------
                                           Earl W. Abbott, President and
                                           Chief Executive Officer